SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 18, 1998

                            Balanced Care Corporation

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             (Exact name of registrant as specified in its charter)

           Delaware               1-13845        25-1761898

   -----------------------------    --------------      -------------------
   (State or other jurisdiction    (Commission          (IRS Employer
   of incorporation)               File Number)         Identification No.)


   5021 Louise Drive, Suite 200 Mechanicsburg, PA     17055
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     (Address of principal executive offices)        (Zip code)

   Registrant's telephone number, including area code: 717-796-6100


                                 Not Applicable
         ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)





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                         Exhibit Index begins on page 4.

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Item 5.     Other Events.

            On February 18, 1998, Balanced Care Corporation (the "Company") completed its initial public offering (the "Offering") of 7,000,000 shares of its common stock, par value $.001 per share ("Common Stock"), at a price of $6.50 per share. The Company received approximately $40,215,000 from the sale of the shares of Common Stock in the Offering after deduction of underwriting discounts and commissions and estimated expenses. The Company intends to use the net proceeds from the Offering to repay outstanding long-term indebtedness of $8,151,000 and indebtedness of $29,473,000 incurred to fund the purchase of four completed acquisitions; the balance will be used for general corporate purposes, including working capital and possible future acquisitions. A copy of the Company's press release dated February 19, 1998 is attached hereto as Exhibit
99.1 and incorporated by reference herein in its entirety.

Item 7.     Financial Statements and Exhibits.

            (c)   Exhibits

            Exhibit No.          Description

            -----------          -----------

            1.1 Underwriting Agreement dated as of February 11, 1998, among Balanced Care Corporation, BancAmerica Robertson Stephens, Smith
                                 Barney, Inc. and BT Alex. Brown
                                 Incorporated

            99.1 Press Release dated February 19, 1998, issued by the Registrant



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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Balanced Care Corporation

Date:  February 25, 1998            By:   /s/ Brad E. Hollinger
                                          -------------------------
                                          Brad E. Hollinger
                                          Chairman of the Board, President
                                          and Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit No.            Description

-----------            -----------
 1.1                   Underwriting Agreement dated as of February 11, 1998,
                       among Balanced Care Corporation, BancAmerica
                       Robertson Stephens, Smith Barney, Inc. and BT
                       Alex. Brown Incorporated

99.1                   Press Release dated February 19, 1998